EXHIBIT 10.1

AMENDMENT NO.1 TO
MAY PURCHASE AGREEMENT

     THIS AMENDMENT NO.1 to May Purchase Agreement (this “Amendment”), dated as of November 4, 2004, to the Purchase Agreement, dated as of May 27, 2004 (the “Purchase Agreement”), is made and entered into by and among HORIZON OFFSHORE, INC., a Delaware corporation (the “Issuer”), the Guarantors listed on the signature pages hereof (the “Guarantors” together with the Issuer, the “Obligors”) and the Noteholders listed on the signature pages hereof (“New Additional Noteholders”).

W I T N E S S E T H:

     WHEREAS, the Obligors and the Noteholders listed on the signature pages hereof desire to amend certain provisions of the Purchase Agreement, as more particularly set forth below, in order to permit the issuance by the Issuer of $9,625,000 aggregate principal amount of its 18% Subordinated Secured Notes due March 31, 2007, for an aggregate purchase price of $7,700,000 (the “New Additional Notes”) pursuant to the Purchase Agreement as amended hereby;

     WHEREAS, the parties hereto agree that such New Additional Notes shall be classified as Additional Notes under the Purchase Agreement, as amended hereby; and

     WHEREAS, such amendment requires the approval of the Required Holders.

     NOW THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

     1. Definitions. Except as otherwise provided in this Amendment, capitalized terms used in this Amendment shall have the meanings set forth for such terms in the Purchase Agreement.

     2. Effectiveness. This Amendment shall be effective upon the execution hereof by the Obligors and the Required Holders.

     3. Representation and Warranty of each New Additional Noteholder. Each New Additional Noteholder represents and warrants that it is currently the holder as of the date hereof of the aggregate principal amount of the Notes set forth under its name on the signature pages hereof.

     4. Due Authorization. Each Obligor represents and warrants that the execution and delivery by it of this Amendment and of each other Document executed or to be executed by it has been duly authorized by all necessary corporate action, does not require any Approval (except those Approvals already obtained), does not and will not conflict with, result in any violation of, or constitute any default under, any provision of any Organic Document or Contractual Obligation of such Obligor or any law or governmental regulation or court decree or order, and will not result in or require the creation or imposition of any Lien on the properties of such Obligor pursuant to the provisions of any Contractual Obligation of such Obligor, except for Liens imposed pursuant to this Amendment, the Purchase Agreement or any other Document.

     5. Validity, etc. Each Obligor represents and warrants that this Amendment constitutes the legal, valid and binding obligation of such Obligor, enforceable in accordance with its terms subject, as to enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting rights of creditors generally and to the effect of general principles of equity.

     6. Amendment of Recital A. Recital A of the Purchase Agreement is hereby amended and restated in its entirety as follows:

     A. The Issuer desires to issue (1) $18,750,000 aggregate principal amount of its 18% Subordinated Secured Notes due March 31, 2007 and (2) up to an additional $14,916,685 aggregate principal amount of its 18% Subordinated Secured Notes due March 31, 2007 at the option of the Noteholders in accordance with Section 2.4(b) hereof; and

     7. Amendment of Section 1.2. Section 1.2 of the Purchase Agreement is hereby amended to add the following language as sub-paragraph (b) thereunder:

     (b) Subject to the terms and conditions of the Purchase Agreement, as amended hereby, the Issuer will issue and sell to the Noteholders, and the Noteholders, acting severally and not jointly, agree to purchase the New Additional Notes in the respective amounts set forth in Exhibit A attached hereto, at the purchase price set forth therein (the “Purchase Price”). The sale and purchase of such New Additional Notes (the “Closing”) will occur at the offices of Akin Gump Strauss Hauer & Feld, LLP, 1111 Louisiana, 44th Floor, Houston, Texas 77002 at 10:00 a.m., on November 4, 2004 (the “Closing Date”). At the Closing, the Issuer shall deliver such New Additional Notes to the Noteholders in such denominations as the Noteholders shall request, dated as of the Closing Date, against delivery by the Noteholders to the Issuer of immediately available funds in the amount of the Purchase Price by wire transfer to the account of Horizon Offshore Contractors, Inc., account number 159506 at Southwest Bank of Texas, N.A., Houston, Texas, ABA No. 113011258. If the Issuer shall fail to tender such New Additional Notes to the Noteholders as provided in this Paragraph 8, or any of the conditions specified in Article 4 of the Purchase Agreement shall have not been fulfilled to the satisfaction of the Noteholders, the Noteholders shall have no obligations under this Amendment, without waiving any rights they may have by reason of such failure or such nonfulfillment.

     8. Amendment of Section 2.4(b). Section 2.4(b) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

     (b) The Noteholders shall have the option, but not the obligation, to purchase from time to time up to $11,933,348 aggregate purchase price of Additional Notes in accordance with the procedures set forth below. In the event that any or all of the Noteholders elect to purchase Additional Notes pursuant to the immediately preceding sentence, the Issuer agrees to issue such Additional Notes on the same terms and conditions set forth in this Agreement. If any

Noteholder elects to purchase Additional Notes pursuant to this Section 2.4(b), such Noteholder shall give notice of such election and the aggregate purchase price of such intended purchase to the Issuer and the other Noteholders and shall give such other Noteholders an opportunity to purchase Additional Notes pursuant to this Section 2.4(b). In the event that the aggregate purchase price of Additional Notes that all of the Noteholders intend to purchase exceeds $11,933,348, then the amount of Additional Notes to be issued and sold to each Noteholder shall be reduced on as nearly a pro rata basis as practicable.

     9. Amendment to Section 6.1.14. Section 6.1.14 of the Purchase Agreement is hereby amended to add the following language as sub-paragraph (b) thereunder:

     (b) Neither the Issuer nor any Subsidiary shall amend any Indebtedness document of any kind whatsoever without the consent of the Required Holders; provided that neither the Issuer nor any Subsidiary shall be required to obtain the consent of the Required Holders with respect to amendments to Indebtedness documents to which the CIT Group/Equipment Financing, Inc. is a party.

     10. Ratification of Purchase Agreement. The parties hereto hereby ratify and confirm all of the terms and conditions of the Purchase Agreement, as amended hereby, and except as modified, amended or supplemented by this Amendment, all of the terms and provisions of the Purchase Agreement shall remain in full force and effect.

     11. Waivers. Each of the New Additional Noteholders hereby consents to the issuance of the New Additional Notes and all of the other transactions contemplated by this Amendment, including, without limitation, the taking of any action with respect to collateral and the issuance of additional New Additional Notes, and in furtherance thereof hereby waive compliance with all of the provisions contained in the Purchase Agreement and the other Documents to the fullest extent necessary to permit the execution and delivery of this Agreement, the issuance of the New Additional Notes and all of the other transactions contemplated by this Agreement.

     12. Required Noteholders. The Obligors and the New Additional Noteholders acknowledge and agree that such New Additional Noteholders represent the “Required Noteholders” as defined in the Purchase Agreement.

     13. Counterparts; Effectiveness. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. This Amendment shall become effective when counterparts hereof have been executed by the Issuer and each Noteholder listed on the signature pages hereof.

     14. Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meanings or interpretation of this Amendment or any provisions hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

ISSUER: HORIZON OFFSHORE, INC.
By:	/s/ David W. Sharp
Name: David W. Sharp
Title: Executive Vice President

[Amendment to May Purchase Agreement]

GUARANTORS: HORIZON VESSELS, INC.
By:	/s/ David W. Sharp
Name: David W. Sharp
Title: Executive Vice President

[Amendment to May Purchase Agreement]

HORIZON OFFSHORE CONTRACTORS, INC.
By:	/s/ David W. Sharp
Name: David W. Sharp
Title: Executive Vice President

[Amendment to May Purchase Agreement]

HORIZON SUBSEA SERVICES, INC.
By:	/s/ David W. Sharp
Name: David W. Sharp
Title: Executive Vice President

[Amendment to May Purchase Agreement]

HORIZON VESSELS INTERNATIONAL, LTD.
By:	/s/ David W. Sharp
Name: David W. Sharp
Title: Executive Vice President

[Amendment to May Purchase Agreement]

HorizEN, LLC
By:	/s/ David W. Sharp
Name: David W. Sharp
Title: Executive Vice President

[Amendment to May Purchase Agreement]

ECH OFFSHORE, S. de R.L. de C.V.
By:	/s/ Bill J. Lam
Name: Bill J. Lam
Title: Sole Manager

[Amendment to May Purchase Agreement]

HOC OFFSHORE, S. de R.L. de C.V.
By:	/s/ Bill J. Lann
Name: Bill J. Lann
Title: President

[Amendment to May Purchase Agreement]

NEW ADDITIONAL NOTEHOLDERS:

ELLIOTT ASSOCIATES, L.P.

By:	Elliott Capital Advisors, L.P.,
as General Partner

By:	Braxton Associates, Inc.,
as General Partner

By:	/s/ Elliot Greenberg

	Name:	Elliot Greenberg
	Title:	Vice President

Aggregate Principal Amount: $2,384,284.08

Address:		712 Fifth Avenue
36th Floor
New York, New York 10019

ELLIOTT INTERNATIONAL, L.P.

By:	Elliott International Capital Advisors Inc.,
as Attorney-in-Fact

By:	/s/ Elliot Greenberg

	Name:	Elliot Greenberg
	Title:	Vice President

Aggregate Principal Amount: $3,576,426.10

Address:		712 Fifth Avenue
36th Floor
New York, New York 10019

[Amendment to May Purchase Agreement]

FALCON MEZZANINE PARTNERS, LP

By:	Falcon Mezzanine Investments, LLC, its
General Partner

By:	/s/ Eric Y. Rogoff

	Name:	Eric Y. Rogoff
	Title:	Vice President

Aggregate Principal Amount: $5,259,450.45

Address:		60 Kendrick Street
Needham, Massachusetts 02494

Telecopier No.: (781) 247-7299

[Amendment to May Purchase Agreement]

B. RILEY & CO., INC.

By:	/s/ Bryant Riley

	Name:	Bryant Riley
	Title:	Chairman

Aggregate Principal Amount: $210,378.42

Address:		11100 Santa Monica Blvd., Suite 800
Los Angeles, CA 90025

[Amendment to May Purchase Agreement]

SACC PARTNERS, LP

By:	/s/ Tom Kelleher

	Name:	Tom Kelleher
	Title:	General Partner

Aggregate Principal Amount: $2,384,284.06

Address:		11100 Santa Monica Blvd., Suite 800
Los Angeles, CA 90025

[Amendment to May Purchase Agreement]

LLOYD I. MILLER

By:	/s/ Lloyd I. Miller

	Name:	Lloyd I. Miller
in his individual capacity

Aggregate Principal Amount: $2,699,851.69

Address:		4550 Gordon Drive
Naples, FL 34102

[Amendment to May Purchase Agreement]

MILFAM I, L.P.

By:	/s/ Lloyd I. Miller

	Name:	Lloyd I. Miller
	Title:	Limited Partner

Aggregate Principal Amount: $2,699,851.69

Address:		4550 Gordon Drive
Naples, FL 34102

[Amendment to May Purchase Agreement]

EXHIBIT A

NEW ADDITIONAL NOTES PURCHASED BY INVESTORS

	Principal Amount of
	Notes to be
Purchaser	Purchased	Purchase Price
Elliott Associates, L.P.	$1,324,500	$1,059,600
Elliott International, L.P.	$1,986,750	$1,589,400
Falcon Mezzanine Partners, LP	$1,875,000	$1,500,000
B. Riley & Co., Inc.	$116,250	$93,000
SACC Partners, LP	$1,323,750	$1,059,000
Lloyd I. Miller	$1,499,375	$1,199,500
MilFam I, L.P.	$1,499,375	$1,199,500

Total:	$9,625,000	$7,700,000

A-1